                                                                  EXHIBIT 10.15

                            MASTER PROMISSORY NOTE

                                                             Date: May 30, 1995
US $13,000,000                                               New York, New York


             FOR VALUE RECEIVED (and, if applicable, pursuant to the terms and conditions contained in the Facility Letter Agreement dated May 12, 1994, as same may be amended, extended, renewed or modified from time to time), JLM INTERNATIONAL INC. and OLEFINS MARKETING INC., both corporations organized under the laws of the State of Delaware, (the "Borrowers"), hereby promise to pay to the order of CAISSE NATIONALE DE CREDIT AGRICOLE, NEW YORK BRANCH (the "Bank") at its offices located at 520 Madison Avenue, New York, New York 10022, the principal sum of US$13,000,000 (THIRTEEN MILLION US DOLLARS) or the outstanding principal amount of all obligations owing to the Bank as set forth on the grid attached hereto, whichever is less, in lawful money of the United States and in immediately available funds, either (i) on DEMAND or (ii) on the dates agreed upon between the Borrowers and the Bank and recorded in the Bank's Books and records and on the grid attached hereto. The Borrowers also agree to pay interest from the date hereof, in like money, on such principal amount at said office upon the Bank's first DEMAND or on the applicable interest payment date as agreed upon between the Borrowers and the Bank and at a rate per annum as agreed, from time to time, between the Borrowers and the Bank (the interest rate in respect of any borrowing evidenced hereby, the "Applicable Rate"); provided that the failure to make notations on the grid attached hereto shall not limit or otherwise affect the obligations of the Borrowers with respect to payments of principal and interest on this Note. Interest on any overdue amount of principal of this Note and any interest accrued thereon shall be payable on demand at a rate per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) equal at all times to the Applicable Rate plus 2%, (unless the Bank and the Borrowers agree, subject to the Bank's sole and absolute discretion, to an alternative means of financing the transaction).

       Unless any sums outstanding under this Note are payable on DEMAND, the aggregate outstanding principal amount of this Note, all accrued interest hereon, and all other monetary obligations of the Borrowers to the Bank, whether absolute or contingent, direct or indirect, now or hereafter existing, shall become immediately due and payable, upon notice from the Bank to the Borrowers, after the occurrence of any of the following events (each an "Event of Default"), without presentment, demand, protest or notice of any kind, all of which, to the extent permitted by applicable law, are hereby expressly and irrevocably waived by the Borrowers: (i) any Borrowers shall default in the payment of any amount owing to the Bank including, without limitation, the payment of any amount of the principal of or interest on this Note, when and as the same shall become due and payable, whether at maturity, upon the demand of the Bank, by acceleration or otherwise; (ii) the Borrowers, any subsidiary of the Borrowers, or any guarantor or endorser hereof (a "Guarantor") shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official for itself or of all or a substantial part of its properties or assets, (b) admit in writing to its inability, or be generally unable, to pay its debts as such debts become due, (c) make a general assignment for the benefit of creditors, (d) be adjudicated bankrupt or insolvent, (e) commence a voluntary case under any bankruptcy, insolvency, reorganization or similar law, in New York or any other jurisdiction, (f) file a voluntary petition in bankruptcy, or a petition or answer seeking an arrangement with creditors or seeking to take advantage of any bankruptcy, insolvency, reorganization, winding-up, composition or readjustment of debts, dissolution or liquidation law or statute or file an answer admitting the material allegations of a petition filed against it under any such law or statute, (g) fail to controvert in a timely or appropriate manner, or acquiesce in writing to any such petition filed against it or (h) take any action for the purpose of effecting any of the foregoing; (iii) a proceeding or case shall be commenced in any court of competent jurisdiction seeking (a) the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debts of any one of the Borrowers, any subsidiary of the Borrowers, or any Guarantor,
(b) the appointment of a trustee, receiver, custodian, liquidator or similar official of the Borrowers, any subsidiary of the Borrowers or any Guarantor under any law relating to bankruptcy, insolvency, reorganization, winding-up, composition or readjustment of debts and such proceeding or case shall continue undismissed, or an order, judgement or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect for a period of forty-five (45) days; or (iv) an order, judgment or decree relating to the Borrowers, any subsidiary of the Borrowers, or any Guarantor shall be entered without the application, approval or consent of the applicable debtor relating to the insolvency, bankruptcy, reorganization, winding up, composition or readjustment of debts of the Borrowers, such subsidiary or such Guarantor; (v) attachment, distraint, levy or execution of judgement shall be levied on or enforced against any one of the Borrowers, any subsidiary of the Borrowers, or any Guarantor or their respective properties or assets which is not stayed or dismissed within forty-five (45) days; (vi) the Borrowers, any subsidiary of the Borrowers, or any Guarantor shall be discovered to have submitted to the Bank, directly or indirectly, any financial statement or other information which proves to be incorrect or misleading in any material respect; (vii) any holder or obligee of any indebtedness of the Borrowers or any Guarantor or a trustee or similar official on behalf of such holder or obligee shall have the right to accelerate such indebtedness prior to its stated maturity date; (viii) the Borrowers, any subsidiary of the Borrowers or any Guarantor shall fail, breach or default in the performance or observance of any of the obligations, covenants or conditions set forth in this Note or under any other agreement with the Bank to which the Borrowers, such subsidiary or such Guarantor is a party; (ix) there shall be a material adverse change in the financial condition of the Borrowers, any subsidiary of the Borrowers or any Guarantor; (x) any representation or warranty set forth in this Note or in any report, financial statement, certificate, instrument, agreement or other document furnished by the Borrowers, any subsidiary of the Borrowers or any Guarantor to the Bank shall prove to have been false or misleading in any material respect; (xi) the Borrowers, any subsidiary of the Borrowers or any Guarantor shall fail to furnish any financial information to the Bank or permit inspection of any of its books or records at the Bank's reasonable request; or (xii) there shall be any material tax assessment by the United States Government or any state or political subdivision thereof against the Borrowers, any subsidiary of the Borrowers or any Guarantor.

             The Borrowers covenant and agree that until this Note is indefeasibly paid in full it will (i) promptly provide to the Bank all financial and operational information with respect to the Borrowers as the Bank may reasonably request; (ii) promptly after the occurrence of an Event of Default or an event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default, provide the Bank with a certificate of an officer of the Borrowers specifying the nature thereof and the Borrowers' proposed response thereto; or (iii) not merge into or consolidate with any other entity, or sell, lease or otherwise dispose of all or any substantial part of its property or assets to any other entity outside the ordinary course of business.

             The Borrowers hereby expressly represent and warrant to the Bank that (i) they are corporations duly formed, validly existing and in good standing under the laws of the place of their formation; (ii) they have full power and authority to execute, deliver and perform this Note; (iii) the execution, delivery and performance by the Borrowers of this Note will not (a) violate any provision of law, or any order, judgment, rule or regulation of any court or any governmental agency, authority or regulatory body applicable to the Borrowers, (b) violate the Charter documents and/or Bylaws of the Borrowers, (c) violate any of the terms or provisions of any indenture, agreement, mortgage, contract or other instrument to which the Borrowers are parties or by which any of their property or assets are bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under any such indenture, agreement, mortgage, contract or other instrument or (d) result in the creation or imposition of any mortgage, pledge, lien, security interest, charge or other encumbrance of any nature whatsoever upon any of the property or assets of the Borrowers other than that expressly permitted hereby;
(iv) this Note has been duly executed and delivered by the Borrowers in accordance with all requisite corporate power and authority and constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms; (v) all consents and grants of approval required to have been granted by any entity in connection with the execution, delivery and performance of this Note have been granted; (vi) there is no action, suit, proceeding or governmental investigation pending or, to the knowledge of the Borrowers, threatened against the Borrowers or any of their assets which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrowers, or the ability of the Borrowers to comply with their obligations hereunder; and (vii) the proceeds of the loan evidenced by this Note shall be used by the Borrowers to finance trade; provided that no part of such proceeds will be used by the Borrowers to purchase or carry any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or to extend credit to others for the purpose of purchasing or carrying any such "margin stock" or to reduce or retire any indebtedness incurred for any such purpose, and neither the Borrowers nor any of their subsidiaries are engaged principally or as one of their important activities in the business of extending credit for the purpose of purchasing or carrying any such "margin stock". The foregoing representations and warranties are hereby deemed repeated and reaffirmed by the Borrowers in respect to each advance made pursuant to this Note at and as of the time that each advance is made. At the time that each advance is made, the Borrowers are hereby deemed to further expressly represent and warrant that all of the covenants and agreements contained in the previous paragraph are true and correct as of the time of each such advance.

             As a security for the payment of all amounts owing to the Bank by the Borrowers under this Note or otherwise, the Borrowers hereby mortgage, pledge, assign, transfer, set over and convey to the Bank a first, prior and perfected mortgage, lien, pledge and security interest in any cash, deposits, securities or other property, tangible or intangible, from time to time left in or coming into the possession, control or custody of the Bank, including, without limitation, all proceeds thereof, in accordance with the Uniform Commercial Code as in effect in the State of New York. This Note is also secured by a Security Agreement dated as of the date hereof between the Borrowers and the Bank. Upon the occurrence of an Event of Default, the Bank shall be entitled to all the rights and remedies of a secured party under the Uniform Commercial Code. Upon the occurrence of an Event of Default, the Bank shall have the right to set-off, without notice to the Borrowers, any amount owed by the Borrowers to the Bank against any cash, deposits or credits of the Borrowers at or in the possession of the Bank. The proceeds of any sale of property in which the Bank has a mortgage, lien, pledge, security interest or right of set-off may be applied by the Bank against indebtedness evidenced hereby or any other indebtedness of the Borrowers to the Bank in such order as the Bank in its reasonable discretion may determine.

             If this Note at any time requires payment by the Borrowers to the Bank of any amount of interest in excess of the maximum amount then permitted by applicable law, the interest payment to the Bank shall be reduced to such maximum amount. All payments of principal and interest to be made by the Borrowers to the Bank hereunder shall be in immediately available funds.

             If, as a result of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (whether or not having the force of law) or compliance by the Bank with any request or directive of any such authority, central bank or comparable agency (whether or not having the force of law)(i) the Bank shall be subjected to any tax, duty or other charge with respect to the loan(s) or advances evidenced by this Note or any change in the basis of taxation of the payments to the Bank hereunder; or (ii) there shall be imposed, modified or reasonably deemed applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by, the Bank and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining the loan(s) or advance(s) evidenced hereby or to reduce the amount of any sum received by the Bank hereunder, then, after reasonable demand by the Bank, the Borrowers shall pay to the Bank such additional amount or amounts as will compensate the Bank on an after-tax basis for such increased costs or reduction. A certificate of the Bank setting forth the basis for determining such additional amount or amounts shall be conclusive in the absence of any manifest error.

             The Borrowers hereby agree to pay all reasonable costs and expenses, including, without limitation, the reasonable fees and disbursements of attorneys for the Bank, incurred by the Bank in connection with the preparation of the documentation contemplated hereby, collection of amounts due hereunder and the preservation, enforcement and protection of any of the rights and remedies of the Bank hereunder and under applicable law.

             Failure or delay of the Bank or the Borrowers to enforce any provision of this Note shall not be deemed a waiver of any such provision, and the Bank or the Borrowers shall not be prevented from enforcing any such provision at a later time. Any waiver of any provision hereof must be in writing and signed by an authorized officer of the Bank and the Borrowers. Each and every right and remedy hereby granted to the Bank and the Borrowers or allowed any one of them by law shall be cumulative and may be exercised by the Bank and the Borrowers from time to time.

             This Note shall inure to the benefit of the successors, assigns and transferees of the Bank. The Bank may grant participations in this Note without any consent of the Borrowers or any other party.

             THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

             The Borrowers unconditionally and irrevocably agree that any legal action, suit or proceeding against them with respect to their obligations or liabilities hereunder or arising out of or in connection with this Note or the transactions contemplated hereby for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought, on a non-exclusive basis, in the United States Federal Court for the Southern District of New York or in the courts of the State of New York, as the Bank or any successor, assignee or transferee of the Bank may elect.

THE BORROWS UNCONDITIONALLY AND IRREVOCABLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

       IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered as of the date first written above.





JLM INTERNATIONAL INC.



By: /s/ Frank A. Musto                  By:
   -------------------------               ------------------------------
Name:  Frank A. Musto                   Name:
Title: Vice President & CFO             Title:
Date:  6-16-95                          Date:


OLEFINS MARKETING INC.


By: /s/ Frank A. Musto                  By:
   -------------------------               ------------------------------
Name:  Frank A. Musto                   Name:
Title: Vice President & CFO             Title:
Date:  6-16-95                          Date:

                               TRANSACTIONS ON NOTE
          JLM INTERNATIONAL INC., & OLEFINS MARKETING INC., BORROWERS


                                             MATURITY                                           OUTSTANDING
                              AMOUNT OF      DATE OR         AMOUNT OF                          PRINCIPAL
                              LOAN MADE      PAYABLE ON      PRINCIPAL PAID     INTEREST        BALANCE             NOTATION
   DATE     BORROWERS         THIS DATE      DEMAND          THIS DATE          RATE            THIS DATE           MADE BY
   ----     ---------         ---------      ------          ---------          ----            ---------           -------